UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024 (February 29, 2024)

VERDE BIO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54524	30-0678378
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices) (Zip Code)

(972) 217-4080

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	VBHI	OTC Pink

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.Changes in Registrant’s Certifying Accountant.

On February 29, 2024, the Board of Directors (the “Board”) of Verde Bio Holdings, Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”), approved the engagement of Fruci & Associates II, PLLC (“Fruci”), as our independent registered public accounting firm, effective immediately.  During the fiscal years ended April 30, 2022 and April 30, 2023, and the subsequent interim period through February 29, 2024, we did not, nor did anyone on our behalf, consult with Fruci with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Fruci concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Contemporaneous with the Board’s determination to engage Fruci, Sadler, Gibb & Associates, LLC (“Sadler”) resigned as our independent registered public accounting firm, effective immediately.  The reports of Sadler on our financial statements for each of the two fiscal years ended April 30, 2022, and April 30, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of our financial statements for the fiscal years ended April 30, 2022, and April 30, 2023, and during the subsequent interim period through February 29, 2024, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Sadler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Sadler, would have caused Sadler to make reference to the subject matter of the disagreement in their report.  During the fiscal years ended April 30, 2022 and April 30, 2023 and the subsequent interim period through February 29, 2024, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Sadler with a copy of the disclosures contained in this Current Report on Form 8-K and requested that Sadler furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein.  A copy of Sadler’s letter, dated February 29, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
16.1	Letter of Sadler, Gibb & Associates, LLC, dated February 29, 2024, to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verde Bio Holdings, Inc.

Date: March 1, 2024	By:	/s/ Scott Cox
Scott Cox
President